SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 5, 2005
                                                       (September 30, 2005)
                                                       ------------------------

                              MOODY'S CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

              Delaware                   1-14037               13-3998945
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 (State or Other Jurisdiction of      (Commission            (IRS Employer
         Incorporation)               File Number)          Identification No.)

          99 Church Street, New York, New York                   10007
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        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code   (212) 553-0300
                                                   ----------------------------

                                      None
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.

         On September 30, 2005, Moody's Corporation (the "Company") entered into a Note Purchase Agreement (the "Note Purchase Agreement") by and among the Company and Southern Farm Bureau Life Insurance Company, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), Assurity Life Insurance Company, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, Swiss Re Life & Health America Inc., Reassure America Life Insurance Company, Thrivent Financial For Lutherans, Physicians Life Insurance Company, Hartford Casualty Insurance Company, Axa Equitable Life Insurance Company, Mony Life Insurance Company, Horizon Blue Cross Blue Shield of New Jersey, Great-West Life & Annuity Insurance Company, The Great-West Life Assurance Company, Modern Woodmen of America, Ameritas Life Insurance Corp., Acacia Life Insurance Company, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, Reliastar Life Insurance Company of New York, Reliastar Life Insurance Company, Security Life of Denver Insurance Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, The Northwestern Mutual Life Insurance Company, Chase Insurance Life and Annuity Company and The Travelers Indemnity Company. The Note Purchase Agreement relates to the Company's private placement of $300 million aggregate principal amount of its 4.98% Series 2005-1 Senior Unsecured Notes due 2015 (the "Series 2005-1 Notes"). Under the terms of the Note Purchase Agreement, the Company may, from time to time within five years after the closing of the private placement, in its sole discretion, issue additional series of senior notes in an aggregate principal amount of up to $700 million pursuant to one or more supplements to the Note Purchase Agreement (any such future notes, together with the Series 2005-1 Notes, the "Notes"). A copy of the Note Purchase Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference. For a description of the material terms of the Note Purchase Agreement and the Series 2005-1 Notes issued thereunder, see the information set forth below in Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On September 30, 2005, the Company issued and sold through a private placement transaction $300 million aggregate principal amount of its Series 2005-1 Notes pursuant to the Note Purchase Agreement. The Series 2005-1 Notes were sold pursuant to private placement exemptions under the Securities Act of 1933, as amended. The proceeds from the sale of the Series 2005-1 Notes were used to refinance $300 million aggregate principal amount of the Company's outstanding 7.61% Senior Notes due September 30, 2005.

         The Series 2005-1 Notes bear interest at the fixed rate of 4.98% and mature on September 30, 2015. Interest on the Series 2005-1 Notes will be due semiannually on March 30 and September 30 of each year, commencing March 30, 2006. The Company may prepay the Series 2005-1 Notes, in whole or in part, at any time at a price equal to 100% of the principal amount outstanding, plus accrued and unpaid interest and a "make-whole" prepayment premium.

         The Series 2005-1 Notes are unsecured. Pursuant to the Note Purchase Agreement, any subsidiary of the Company that, at any time after the date of the Note Purchase Agreement, has any indebtedness outstanding under, or any guaranty with respect to any indebtedness of the Company or any of its subsidiaries (as defined in the Note Purchase Agreement) outstanding under, the Company's Five-Year Credit Agreement, dated as of September 1, 2004, among the Company, certain of its subsidiaries party thereto, the lenders party thereto, JP Morgan Chase Bank, as Administrative Agent, Citibank, N.A. as Syndication Agent, and The Bank of New York, as Documentation Agent, will become a subsidiary guarantor of the Company's obligations under the Series 2005-1 Notes. Currently, no subsidiary of the Company is a subsidiary guarantor with respect to the Series 2005-1 Notes.

         The Note Purchase Agreement contains covenants that limit the ability of the Company and certain of its subsidiaries to, among other things: enter into transactions with affiliates; dispose of assets; incur or create liens; and enter into sale and leaseback transactions. In addition, the Note Purchase Agreement contains a covenant that limits the ability of the Company to consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets.

         The Note Purchase Agreement contains customary default provisions, as well as the following cross-default provisions. An event of default will occur if the Company or any significant subsidiary (as defined in the Note Purchase Agreement) is in default (as principal or as guarantor) (i) in the payment of any principal of or premium or make-whole amount or interest on any indebtedness that is outstanding in an aggregate principal amount of at least $50 million beyond any applicable grace period, (ii) in the compliance with any financial covenant contained in any instrument of indebtedness in an aggregate outstanding principal amount of at least $50 million beyond any applicable grace period or (iii) in the performance of or compliance with any term of any evidence of any indebtedness in an aggregate outstanding principal amount of at least $50 million or any other condition exists, and as a consequence of such default or condition such indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment. Upon the occurrence and during the continuation of an event of default under the Note Purchase Agreement, the Series 2005-1 Notes may become immediately due and payable either automatically or by the vote of the holders of more than 50% of the aggregate principal amount of all of the Company's Notes then outstanding.

         The description set forth above is qualified in its entirety by the Note Purchase Agreement and the form of Series 2005-1 Note, which are incorporated herein by reference and are filed herewith as Exhibit 4.1.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

4.1 Note Purchase Agreement, dated September 30, 2005, by and among Moody's Corporation and the Note Purchasers party thereto, including the form of the Series 2005-1 Note.
99.1 Press Release of Moody's Corporation, dated October 3, 2005, announcing the closing of a $300 million private placement of Moody's Corporation's 4.98% Series 2005-1 Senior Unsecured Notes.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOODY'S CORPORATION


Dated:  October 5, 2005                      By:  /s/ John J. Goggins
                                                -------------------------------
                                             Name:  John J. Goggins
                                             Title: Senior Vice President and
                                                    General Counsel

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                              MOODY'S CORPORATION
                           CURRENT REPORT ON FORM 8-K
               Report dated October 5, 2005 (September 30, 2005)


EXHIBIT INDEX

Exhibit No.      Description

4.1 Note Purchase Agreement, dated September 30, 2005, by and among Moody's Corporation and the Note
                 Purchasers party thereto, including the form of the Series 2005-1 Note.
99.1 Press Release of Moody's Corporation, dated October 3, 2005, announcing the closing of a $300 million private placement of Moody's Corporation's 4.98% Series 2005-1 Senior Unsecured Notes.